1 © 2013 W. R. Grace & Co. Investment Highlights May 3, 2013 W. R. Grace & Co.

2 © 2013 W. R. Grace & Co. Disclaimer Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 This presentation contains forward-looking statements, that is, statements related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues” or similar expressions. Forward-looking statements include, without limitation, all statements regarding Grace’s Chapter 11 case; expected financial positions; results of operations; cash flows; financing plans; business strategy; budgets; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. For these statements, Grace claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Like other businesses, Grace is subject to risks and uncertainties that could cause its actual results to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation: developments affecting Grace’s bankruptcy, proposed plan of reorganization and settlements with certain creditors, the cost and availability of raw materials (including rare earth) and energy, developments affecting Grace’s underfunded and unfunded pension obligations, risks related to foreign operations, especially in emerging regions, acquisitions and divestitures of assets and gains and losses from dispositions or impairments, the effectiveness of its research and development and growth investments, its legal and environmental proceedings, costs of compliance with environmental regulation and those factors set forth in Grace’s most recent Annual Report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission and are readily available on the Internet at www.sec.gov. Reported results should not be considered as an indication of future performance. Readers are cautioned not to place undue reliance on Grace’s projections and forward-looking statements, which speak only as of the date thereof. Grace undertakes no obligation to publicly release any revisions to the forward-looking statements contained in this presentation, or to update them to reflect events or circumstances occurring after the date of this presentation. Non-GAAP Financial Terms These slides contain certain “non-GAAP financial terms” which are defined in the Appendix. Reconciliations of non-GAAP terms to the closest GAAP term (i.e., net income) are provided in the Appendix.

3 © 2013 W. R. Grace & Co. 23% 5% 9% 21% 11% 31% 33% 27% 40% Grace Fast Facts (NYSE: GRA)  2012 sales of $3.2 billion  True specialty chemicals business  High value, high margin product portfolio  Strong franchises in large, global markets  Global leadership positions  Number 1 or 2 in over 70% of 2012 sales Catalysts Technologies #1 in FCC catalysts #1 in resid hydroprocessing catalysts #1 in independent polyethylene catalysts #2 in independent polypropylene catalysts Materials Technologies #1 in specialty silica gel #1 in can sealants Construction Products #1 in cement additives #2 in concrete admixtures  Operations in over 40 countries 2012 Grace Sales 2012 Grace Sales by Region $3.2 billion $3.2 billion Catalysts Technologies Construction Products Materials Technologies North America Western Europe Eastern Europe Middle East & Africa Asia Pacific Latin America

4 © 2013 W. R. Grace & Co. 229 326 479 517 540 – 560 0 100 200 300 400 500 600 2009 2010 2011 2012 2013E * Definitions of non-GAAP financial terms and reconciliations to the closest GAAP term are provided in the Appendix **Deconsolidated ART JV in December 2009. GAAP Sales were $2,825 million 0% 10% 20% 30% 40% 2009 2010 2011 2012 2013E Sales ($M) Adjusted Free Cash Flow* ($M) Adjusted EBIT* ($M) Adjusted EBIT Return on Invested Capital* 27.2% 35.4% 20.5% 2,591 2,675 3,212 3,156 0 1,000 2,000 3,000 4,000 2009** 2010 2011 2012 2013E 0 100 200 300 400 500 2009 2010 2011 2012 2013E 397 246 278 2009 – 2012: ~7% CAGR 421 35 – 37% = 2013 Outlook as of April 24, 2013 Financial Performance Record 2009 – 2012: ~31% CAGR Note: Sales headwinds of ~$285 million in 2012 and ~$110 million in 2013 due to lower rare earth-related pricing and currency translation ~3,200 >400 36.3%

5 © 2013 W. R. Grace & Co. In millions 2013 Outlook (at Apr 24, 2013) 2012 Actual Y/Y Growth Adjusted EBIT $540 – $560 $517 4% – 8% Adjusted EBITDA $665 – $685 $636 5% – 8% 2013 Outlook Key Assumptions Sales • Sales of ~$3.2 billion • Organic growth of 4 – 6% • Headwinds of ~ $110 million from lower rare earth and currency Margin • Gross margin in the range of 36 – 38% • Adjusted EBIT margin improvement of ~100 basis points • Average euro exchange rate of $1.29 for the year Adjusted EPS • Book effective tax rate of 34%; Cash tax rate of 14% • Diluted shares outstanding at year end of 78 million Cash flow • Adjusted Free Cash Flow > $400 million • Capital expenditures in the range of $170 – $190 million • Accelerated pension contribution of $50 million in Q1

6 © 2013 W. R. Grace & Co.  Grow core franchises in big, global markets  Differentiate products at the customer level  Use our cash flow as an asset for investment and growth; build capabilities in emerging markets  Reduce complexity to drive productivity Materials Science Expertise Customer Focus Innovation Core Competencies Strategies Growth Programs Strategies Focused to Deliver Sales and Earnings Growth Catalyst Technologies  Invest in FCC technology in emerging regions  Leverage PE/PP technology and capacity investments globally  Extend product and manufacturing technology into adjacent spaces Materials Technologies  Invest to improve product performance and value delivered  Leverage applications knowledge to expand current product line  Grow pharma and health care applications Construction Products  Capture emerging region growth  Accelerate growth for building materials and process control technology

7 © 2013 W. R. Grace & Co. Long-term Trends Drive Sales Growth Sources: IMF, Euromonitor, IHS Global Insight, Global Construction Outlook, Goldman Sachs Global Economics Paper No. 170, Grace internal estimates Rapid Development in Emerging Regions  Middle class growing more than 70 million people per year  Per capita disposable income in Asia growing 4x the rate in advanced economies  Urban population increased 800 million in the last 10 years  More sophisticated building techniques used to build safer, more durable properties  Growing more than 2.5x advanced economies  Shift in manufacturing and refining capacity o Majority of new refineries planned through 2015  Compared with advanced economies, emerging regions represent significant growth due to: o <33% per capita oil consumption o <20% plastics usage o <25% ready mix penetration Improving Living Standards Urbanization 0% 5% 10% 15% 20% 25% 30% 35% 40% 2007 2008 2009 2010 2011 2012 37% Emerging Regions North America Other Advanced Economies Emerging Regions Contribution to Grace Sales 32% 31%

8 © 2013 W. R. Grace & Co. Organic Growth  Assumes historical rate of 4-5% volume growth  Capacity investments  Emerging regions Growth Programs  Focused technology-driven growth programs Pricing  Impact of March 2013 FCC catalyst price increase Productivity  100 bps annual margin improvement  Additional cost reduction through productivity programs Acquisitions  Synergistic bolt-ons within the current portfolio *Definitions of Non-GAAP financial terms and reconciliations to the closest GAAP term are provided in the Appendix. Adjusted EBITDA Goal: $850 Million by 2014 2011-2014 Adjusted EBITDA: ~12% CAGR 2011 2012 2013 2014 Organic Growth and Growth Programs Pricing and Productivity $599 $35+ $850 Adjusted EBITDA (in millions) $636 $60+ $665-685 Projected Goal Acquisitions = 2013 Outlook as of April 24, 2013 $80+ $815 ex Acquisitions

9 © 2013 W. R. Grace & Co. Track Record of Increasing Profitability *Definitions of Non-GAAP financial terms and reconciliations to the closest GAAP term are provided in the Appendix. 2.6 2.7 3.2 3.2 32.7% 35.5% 36.2% 37.0% 0% 10% 20% 30% 40% 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 2009 2010 2011 2012 Sales and Gross Margin ($B) Profitability Drivers Sales Growth  Capital-efficient capacity additions  Growth in emerging regions leverages existing capacity and infrastructure  Growth in advanced economies scales fixed costs  Bolt-on acquisitions with clear cost synergies Product Margins  Pricing power based on product performance and technical service  Product innovation focused on increasing margins  Manufacturing prioritized to higher margin products  Global sourcing of raw materials and raw materials substitution Productivity  Increasing manufacturing flexibility and reducing costs  Investing in supply chain capabilities  Disciplined Lean Six Sigma approach to productivity  Reducing inventories and inventory costs 342 442 599 636 12.1% 16.5% 18.6% 20.2% 0% 5% 10% 15% 20% 0 100 200 300 400 500 600 700 2009 2010 2011 2012 Adjusted EBITDA* ($M)

Financial Flexibility to Grow Top Line and Increase Total Shareholder Return



Cash from Operations and Additional Leverage
Reinvest in the business
High return opportunities in each segment
Strategic capital
$550 – 600 million
Catalysts: ~70%
Materials: ~15%
Construction: ~15%
Acquisitions
Recent acquisitions
Catalysts: $55M (2 deals)
Materials: -0-
Construction: $115M (5 deals)
Return cash to shareholders: >$1 billion
Cash settle warrant
$490 million within one year of emergence
Share repurchases
Dividends
Considerations
• Valuation
• Investor preference
• Tax efficiency

Strong Free Cash Flow and Significant Debt Capacity

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© 2013 W. R. Grace & Co.

GRACE

11 © 2013 W. R. Grace & Co. Capital Structure  Leverage targeted at 2-3X Adjusted EBITDA  Timing based upon right acquisition opportunities and return of capital decisions 1.5 1.0 1.5 2.0 2.5 3.0 3.5 Net debt to Adjusted EBITDA 2-3X target leverage range Emergence Time Pension  Tax efficient funding during Chapter 11  Derisking strategy in place  Evaluating further derisking options Releveraging After Emergence

12 © 2013 W. R. Grace & Co. Well Positioned for Higher Total Shareholder Return Strong foundation for growth:  Leading product portfolio  Growth-oriented geographic footprint  Robust product technology roadmap  Customer-focused innovation and technical support are distinct competitive advantages Strategies in place to achieve 2013 outlook and 2014 performance goals:  2014 Adjusted EBITDA: $850 million  Adjusted FCF: >$1.2 billion (2012–2014) Post-emergence capital structure:  Target leverage at 2-3X Adjusted EBITDA  >$1 billion available to return to shareholders Management track record reinforces confidence in delivering results

13 © 2013 W. R. Grace & Co. Grace will have a different balance sheet after emergence. These notes may help investors value Grace after emergence. See Form 8-K filed on February 27, 2013, for complete pro forma financial disclosures. Cash required after emergence: $100 million for operating needs Debt and debt equivalents at emergence  Warrant cash settlement  $490 million current liability at emergence  $319 million net of tax deduction when paid to trust  Debt equivalent until settled in cash (up to one year after emergence)  Deferred payment obligations (DPO) to asbestos trusts  $547 million discounted present value as of December 31, 2013  $356 million discounted present value net of tax deductions when paid to trusts  Non-cash interest will accrue annually at 10% rate  $100 million in non-U.S. debt; no exit financing required Net debt at emergence: ~$1 billion  Warrant cash settlement plus DPO plus non-U.S. debt less cash  ~1.5X Adjusted EBITDA outlook for 2013 Net operating losses at emergence  Estimated NOL $650 to $675 million  Additional deduction of $490 million when warrant settled  Total NOL and warrant deduction up to $1,140 to $1,165 million available to offset U.S. Federal taxable income from 2014 through a portion of 2016. Valuation Considerations

14 © 2013 W. R. Grace & Co. For additional information, please visit www.grace.com or contact: J. Mark Sutherland Vice President, Investor Relations T: +1 410.531.4590 E: Mark.Sutherland@grace.com

15 © 2013 W. R. Grace & Co. Appendix – Definitions and Reconciliations of Non-GAAP Measures

16 © 2013 W. R. Grace & Co. Appendix – Reconciliations of Non-GAAP Measures (continued)

17 © 2013 W. R. Grace & Co. Appendix – Reconciliations of Non-GAAP Measures (continued)